Registration No. 333-38159





                     SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                     POST-EFFECTIVE AMENDMENT NO. 1 TO

                                  FORM S-8

                        REGISTRATION STATEMENT UNDER

                         THE SECURITIES ACT OF 1933

                                 HASBRO, INC.
                            --------------------
                            (Name of Registrant)

      Rhode Island                                  05-0155090
------------------------               ------------------------------------
(State of Incorporation)               (I.R.S. Employer Identification No.)

            1027 Newport Avenue Pawtucket, Rhode Island  02861
            --------------------------------------------------
                      (Principal Executive Offices)


              HASBRO, INC. EMPLOYEE NON-QUALIFIED STOCK PLAN
                                    AND
          HASBRO, INC. NON-QUALIFIED DEFERRED COMPENSATION PLAN
          -----------------------------------------------------
                             (Title of Plans)


                         PHILLIP H. WALDOKS, ESQ.
                     Senior Vice President--Corporate
                        Legal Affairs and Secretary

                               Hasbro, Inc.
                           32 West 23rd Street
                         New York, New York 10010
                        ---------------------------
                        (Name and Address of Agent)

                              (212) 645-2400
                        ---------------------------
                        (Telephone Number of Agent)










                        Calculation of Registration Fee
                        -------------------------------
Title of                        Proposed max-   Proposed max-
Securities      Amount          imum offer-     imum aggre-     Amount of
to be           to be           ing price       gate offering   registra-
registered      registered      per unit        price           tion fee
-------------   -------------   -------------   -------------   ----------
Common stock    60,000 shares   $35.00(2)       $2,100,000(2)   $619.50(3)
in connection
with Deferred
Compensation
Plan (1)

(1) To be registered with respect to phantom stock units to be issued under the Hasbro, Inc. Non-Qualified Deferred Compensation Plan (the "Deferred Compensation Plan").
(2) Estimated solely for purposes of determining the registration fee pursuant to Rule 457(c).
(3) $100 of this fee was paid with the October 17, 1997 filing of the original Registration Statement for registration of an indeterminate number of interests in Deferred Compensation Plan.


                                  PART II

Item 3.  Information Required in the Registration Statement

     The Registration Statement under the Securities Act of 1933 on Form S-8 of Hasbro, Inc. (the "Corporation" or the "Registrant"), file number 333-38159, filed with the Securities and Exchange Commission on October 17, 1997 is incorporated in this Post-Effective Amendment
     No. 1 to Registration Statement by reference and shall be deemed a part hereof.

Item 8.  Exhibits

     5.0 Opinion of Phillip H. Waldoks, Esq. (Incorporated by reference to Exhibit 5.0 to the Corporation's Registration Statement on Form S-8, dated October 17, 1997.)

    23.1       Consent of Phillip H. Waldoks, Esq. (included in Exhibit
               5.0).

    23.2       Consent of Independent Auditors.

    24.0 Power of Attorney (Incorporated by reference to signature page of the Corporation's Registration Statement on Form S-8, dated October 17, 1997.)

                                SIGNATURES
                                ----------

     The Registrant
     --------------
     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-8, and has duly caused this Post-Effective Amendment No. 1 to Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, the State of New York, on March 31, 1998.

                                               HASBRO, INC. (Registrant)



                                               By: /s/ Phillip H. Waldoks
                                                   ----------------------
										Phillip H. Waldoks,
										Attorney-in-Fact

	Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


       Signature                      Capacity                      Date
       ---------                      --------                      ----

\s\ Alan G. Hassenfeld*       Chairman of the Board,         March 31, 1998
--------------------------    President, Chief Executive
Alan G. Hassenfeld            Officer and Director
                              (Principal Executive Officer)


\s\ John T. O'Neill*          Executive Vice President and   March 31, 1998
--------------------------    Chief Financial Officer
John T. O'Neill               (Principal Financial and
                              Accounting Officer)

\s\ Alan R. Batkin*           Director                       March 31, 1998
--------------------------
Alan R. Batkin


\s\ Harold P. Gordon*         Director                       March 31, 1998
--------------------------
Harold P. Gordon

\s\ Alex Grass*               Director                       March 31, 1998
--------------------------
Alex Grass


\s\ Sylvia K. Hassenfeld*     Director                       March 31, 1998
------------------------
Sylvia K. Hassenfeld


\s\ Marie-Josee Kravis*       Director					 March 31, 1998
--------------------------
Marie-Josee Kravis


                              Director                       March   , 1998
--------------------------
Claudine B. Malone


\s\ Morris W. Offit*          Director                       March 31, 1998
--------------------------
Morris W. Offit


\s\ Norma T. Pace*            Director                       March 31, 1998
--------------------------
Norma T. Pace


\s\ E. John Rosenwald, Jr.*   Director                       March 31, 1998
--------------------------
E. John Rosenwald, Jr.


\s\ Carl Spielvogel*          Director                       March 31, 1998
--------------------------
Carl Spielvogel


\s\ Henry Taub*               Director                       March 31, 1998
--------------------------
Henry Taub


\s\ Preston Robert Tisch*     Director                       March 31, 1998
--------------------------
Preston Robert Tisch

\s\ Alfred J. Verrecchia*     Director                       March 31, 1998
--------------------------
Alfred J. Verrecchia


\s\ Paul Wolfowitz*           Director                       March 31, 1998
--------------------------
Paul Wolfowitz


*\s\ Phillip H. Waldoks
--------------------------
Phillip H. Waldoks
Attorney-in-fact

                                  EXHIBIT INDEX




Exhibit No.                        Description
-----------                        -----------


   5.0 Opinion of Phillip H. Waldoks, Esq. (Incorporated by reference to Exhibit 5.0 to the Corporation's
                 Registration Statement on Form S-8, dated
                 October 17, 1997.)

  23.1           Consent of Phillip H. Waldoks, Esq. (Included in
                 Exhibit 5.0)

  23.2           Consent of Independent Auditors.

  24.0 Power of Attorney (Incorporated by reference to signature page of the Corporation's Registration
                 Statement on Form S-8, dated October 17, 1997.)